SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date  of earliest event reported)   OCTOBER 19, 1995 ENZON,

INC.

                  (Exact name  of  registrant  as  specified  in  its charter)




       DELAWARE                    0-12957              22-237286
   (State or other jurisdiction   (Commission          (IRS Employer
       of incorporation)         File Number)          Identification)


        20 KINGSBRIDGE ROAD,  PISCATAWAY, NEW JERSEY    08854
          (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code    (908) 980-4500




     (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

     Enzon, Inc. ("Enzon" or the "Company") has been advised by Sanofi Winthrop, Inc. that the Phase III clinical trial of DISMUTEC<trademark> (pegorgotein) in patients with severe closed head injury has been evaluated and fails to show a statistically significant difference between the treatment group and the control group. DISMUTEC, the enzyme superoxide dismutase modified with Enzon's proprietary PEG-technology, is designed to decrease tissue injury caused by ischemia or trauma in severe closed head injury patients. Through modification with Enzon's PEG-technology, DISMUTEC exhibited longer circulating half-life and reduced immunogenicity; however, the drug showed insufficient therapeutic effect for this indication. The Company believes the results of the clinical trial have no immediate impact on the Company from an earnings or cash flow perspective and that these results do not reflect adversely on the Company's other products or PEG-technology.

                            SIGNATURES


     Pursuant  to  the requirements of the Securities Exchange Act of 1934,

the Registrant has duly  caused  this  report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  October 20, 1995




                                              ENZON, INC.
                                             (Registrant)

                           By:   /S/ KENNETH J. ZUERBLIS  Kenneth J. Zuerblis
                                     Vice President, Finance
                                     (Principal Financial and
                                     Accounting Officer)